The UBS Funds

Prospectus Supplement | March 13, 2023

Includes:

•  UBS US Dividend Ruler Fund

Dear Investor,

The purpose of this supplement is to update information in the Prospectus relating to Class P shares, dated October 28, 2022, for UBS US Dividend Ruler Fund (the "Fund"), a series of The UBS Funds. Effective March 13, 2023, the Prospectus is revised as follows:

1.  The information in the table under the heading "Advisory fees" is deleted and replaced with the following:

	Effective gross advisory fee as of	Advisory fee breakpoint schedule
Fund	June 30, 2022	Assets under management	Fee
UBS US Dividend Ruler Fund[1]	0.50%	First $250 million On the next $250 million — $500 million On the next $500 million — $750 million On the next $750 million — $1 billion On the next $1 billion — $2 billion Above $2 billion	0.5000% 0.4875% 0.4750% 0.4625% 0.4500% 0.4375%

1  Prior to March 7, 2023, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.50% on all assets under management.

2.  References to investing in companies at the time of their initial public offering ("IPO") under the subheadings "Principal investments" and "Principal investment strategies," and the corresponding "IPOs risk" under the subheadings "Main risks" and "More about risks," are deleted in their entirety.

3.  The subheading "More about risks" is renamed "Additional information about principal risks" and a new subheading titled "Additional (non-principal) risks" is added immediately following the subheading "Additional information about principal risks." "Cybersecurity risk" and "Securities lending risk" are moved to the subheading "Additional (non-principal) risks" section.

4.  The last paragraph under the subheading "Management process" and second to last paragraph under the subheading "Securities selection" is deleted and replaced with the following:

The Fund is classified by UBS AM (Americas) as an "ESG-integrated" fund. The Fund's investment process integrates material sustainability and/or ESG considerations into the research process for equity portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability and/or ESG considerations can include many different aspects, including, for example, the carbon footprint, employee

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health and well-being, supply chain management, fair customer treatment and governance processes of a company. The Fund's portfolio managers may still invest in securities without respect to sustainability and/or ESG considerations or in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.